                                                                 EXHIBIT 10.22

[SYNPLICITY LOGO]

                             DISTRIBUTOR AGREEMENT

Effective Date:       April 1, 1999
Distributor:          Wyle Electronics
Address:              15370 Barranca Parkway
                      Irvine, CA 92618
Attention:            Rick Timmins
Telephone:            (949) 753-9953
Fax:                  (949) 753-9870
________________________________________________________________________________

Synplicity, Inc., a California corporation with its principal place of business at 610 Caribbean Drive, Sunnyvale, CA 94089 USA ("Company") desires to appoint the party identified above as "Distributor" to market and register sales opportunities for certain software products. Distributor desires to register sales opportunities for such Products in accordance with the terms and conditions contained in this Authorized Distributor Agreement (the "Agreement").

   THIS AGREEMENT CONSISTS OF THIS PAGE, THE ATTACHED "TERMS AND CONDITIONS," AND THE FOLLOWING ADDITIONAL EXHIBITS, WHICH ARE INCORPORATED HEREIN IN THEIR ENTIRETY BY THIS REFERENCE.

          ________ EXHIBIT A: SCHEDULES

          ________ EXHIBIT B: PRODUCT LIST

          ________ EXHIBIT C: SOFTWARE LICENSE AGREEMENT

          ________ EXHIBIT D: SUPPORT AND SERVICES

          ________ EXHIBIT E: QUARTERLY SALES REGISTRATION TARGET FORECAST

          ________ EXHIBIT F: REGISTRATION PROCESS

          ________ EXHIBIT G: DESIGN FORECAST/REGISTRATION REPORTING FORM

DISTRIBUTOR ACKNOWLEDGES THAT IT HAS READ, UNDERSTOOD, AND AGREES TO BE BOUND BY THE ATTACHED TERMS AND CONDITIONS AND BY ANY EXHIBIT OR OTHER ATTACHMENT SPECIFICALLY MADE A PART OF THIS AGREEMENT.


AGREED:                                         AGREED:

SYNPLICITY, INC.                                WYLE ELECTRONICS

/s/ Douglas S. Miller                           /s/ Richard F. Timmins
___________________________                     _________________________
(Signature)                                     (Signature)

Douglas S. Miller                               Richard F. Timmins
---------------------------                     _________________________
(Name)                                          (Name)

                                                Vice President Design
                                                Engineering and Market
Vice President Finance, CFO                     Development
---------------------------                     _________________________
(Title)                                         (Title)

3/23/99                                         3/22/99
---------------------------                     _________________________
(Date)                                          (Date)

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                                       1
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            TERMS AND CONDITIONS OF AUTHORIZED DISTRIBUTOR AGREEMENT

The following terms and conditions govern the Agreement between the parties:

1.  Appointment and License.

          (a) Appointment. Company hereby appoints Distributor as a nonexclusive Distributor for the Products in the Territory set forth in
Schedule 1 on Exhibit A. Distributor's sole authority is to market the Products and to solicit sales opportunities in the form of a "Pre-Sales Registration" (as defined in Schedule 1 on Exhibit A). Distributor shall not advertise or otherwise market Company Products or otherwise solicit customers outside of the Territory.

          (b) Reserved Rights. Company reserves the right to (i) solicit orders directly from and sell directly to any customer and all distributors or other intermediaries within the Territory, and (ii) appoint other distributors or other distributors on a non-exclusive basis to sell the Products in the Territory. Company shall pay no compensation to Distributor for orders not based on a Pre-Sales Registration accepted by Company under
Section 2(a).

          (c) Products. Distributor shall solicit sales opportunities for Products based upon the products described on the "Product List" (Exhibit
B). Company may revise the Product List to add or delete Products upon 30 days prior written notice to Distributor. Revisions will apply to all Pre-Sales Registrations accepted by Company after the effective date of the revision.


          (d) Independent Contractor. The relationship of Company and Distributor established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to (i) give either party the power to direct or control the day-to-day activities of the other,
(ii) constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint undertaking, or (iii) allow Distributor to create or assume any obligation on behalf of Company for any purpose whatsoever. All financial and other obligations associated with Distributor's business are the sole responsibility of Distributor. Distributor's only authority is to market Products and solicit sales opportunities as described in Section 1(a).

2.  Pre-Sales Registration; Product Ordering and Purchase

          (a)  Pre-Sales Registration. Distributor shall submit a Pre-
Sales Registration of all sales opportunities to Company at the beginning of Distributor's sales cycle for the Products. The Pre-Sales Registration must be made by completing a "Design Forecast/Registration Reporting Form" (Exhibit G) in accordance with the "Registration Process" (Exhibit F). Company shall review the Design Forecast/ Registration Reporting Forms submitted by Distributor and accept or reject the Pre-Sales Registration at its sole discretion within five business days of submission. Without limiting the foregoing, Company will accept Pre-Sales Registrations only if Company is not currently active with the sales opportunity identified on the Pre-Sales Registration. Rejected Pre-Sales Registrations expire upon rejection and accepted Pre-Sales Registrations expire 90 days after acceptance by Company.

          (b) Product Ordering. Company is responsible for delivering any license authorizations necessary for End User customers to use the Products and shall quote, receive purchase orders, invoice and collect payments from End User customers directly.

          (c) Maintenance Renewal. Company shall be responsible for generating quotes, receiving purchase orders, invoicing and collecting all Maintenance Renewals from End User customers.

3.     Compensation.

          (a) Commission. Distributor's sole compensation under the terms of this Agreement will be a commission as set forth in this Section 3.

          (b)  Basis of Commission.   Company shall pay commissions to
Distributor based on Qualified Billings only. For purposes of this Agreement, "Qualified Billings" means billings by Company to End User customers, net of taxes, governmental levies or fees, and shipping and handling charges, based on Products sold pursuant to an accepted Pre-Sales Registration and for which the End User requests delivery by Company within 90 days after Company has accepted such Pre-Sales Registration. No payments will be due to Distributor on any amounts billed by Company to customers subsequent to 90 days after acceptance of Pre-Sales Registration or for any maintenance renewal fees or other professional services, even if Company rendered such services in connection with the sale of the Products. If any products are returned by an End User customer, any credit given such End User customer shall reduce the Qualified Billings used in future commission calculations.

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          (c)

          (d)  Expired Pre-Sales Registrations.   In the event an
accepted Pre-Sales Registration does not result in a Qualified Billing by the Company within 90 days of Company's acceptance of that Pre-Sales Registration, Distributor may update the information and re-submit the Pre-Sales Registration. However, any re-submissions will be subject to acceptance by the Company, under Section 2(a), based on the facts and circumstances existing at the time of re-submission. Prior approval of a previous Pre-Sales Registration for an End User customer will not obligate the Company to approve any re-submission by the Distributor.

          (e) Amount of Commission. Company shall pay to Distributor a commission of [***]% of Qualified Billings collected by Company, except in connection with Special Programs as discussed in Section 6 ( c ), on which the commission rate on Qualified Billings resulting directly from such Special Programs will be the rate agreed to by the parties in writing for that Special Program. Payments due to Distributor will be made 30 days after each of Company's fiscal quarter end, based on Qualified Billings collected during the most recent fiscal quarter. Additionally, Company shall pay [***] dollars ($[***]) per Synplify license included in each Qualified Billing directly to Distributor's Technical Sales Engineer responsible for such Qualified Billing. Distributor will also match such [***] dollar payment to the Technical Sales Engineer.

4.     Term and Termination.

          (a)  Term.  This Agreement is effective as of the Effective
Date and shall continue in accordance with the "Term" identified on the "Schedules" (Exhibit A), unless earlier terminated in accordance with this
Section 4.

          (b) Termination by Either Party. Either party may terminate this Agreement, upon written notice (i) at least 60 days prior to the effective date of termination; or (ii) if the other party has materially breached any provisions of this Agreement and has not cured that default within 30 days after receiving written notice of the default. Company may terminate this Agreement if Distributor fails to use commercially reasonable efforts to maximize sales opportunities of the Products.

          (c) Company Termination For Cause. Company may terminate this Agreement at any time in the event that:

                 (i) Distributor fails to perform any other obligation, warranty, duty or responsibility or is in default with respect to any term or condition undertaken by Distributor under this Agreement and such failure or default continues unremedied for a period of 30 days following written notice of such failure or default;

                 (ii) Distributor is merged, consolidated, sells all or substantially all of its assets, or implements or suffers any substantial change in management or control;

                 (iii) Distributor fails to achieve 50% of the mutually agreed sales registration target for a period of two consecutive quarters at which time Company may elect to provide Distributor with 60 days notice of its intent to terminate the Agreement. Company and Distributor will document the agreed sales registration target for each quarter by filling out and returning to Company the "Quarterly Sales Registration Target Forecast" (Exhibit E) no later than the tenth day of the new quarter for which the sales registration target pertains.

          (d) Automatic Termination. This Agreement terminates automatically, with no further act or action of either party, if a receiver is appointed for Distributor or its property, Distributor makes an assignment for the benefit of its creditors, any proceedings are commenced by, for or against Distributor under any bankruptcy, insolvency, composition or debtor's relief law, or Distributor is liquidated or dissolved.

          (g) Effect of Termination. Upon any expiration or termination of this Agreement, Distributor shall cease use of any Marks and return all copies of the Products and any related written materials. Within 10 days of the effective date of termination of this Agreement, Distributor will provide Company a Preliminary Termination Report, in writing, that includes the status of negotiations with prospective customers and the services Distributor is obligated to provide to existing customers. In no event will Distributor license, sell or otherwise transfer Company Products to any third party upon termination. All existing customers shall revert back to Company for continued support and future sales of Company Products. Within 20 days of termination of this Agreement, Distributor agrees to return to Company all Company Products, including all computer media containing Company's computer programs and printed material related to Company Products. Neither party will be relieved of any obligations incurred prior to such termination. The provisions of
Section 4(g), 7(c), 8, 9, 10, 11, 12 and 13 survive.

5.        Company's Marketing Obligations.   Company promptly shall provide to
Distributor marketing and technical information concerning the Products as well as reasonable quantities of instructional material, advertising literature and

[***] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                       Synplicity Confidential
other Product data. Company shall be responsible for closing all sales opportunities that have been registered with Company by Distributor and accepted by Company.

6.  Distributor's Marketing Obligations.

          (a) Efforts. Distributor shall use all commercially reasonable efforts to maximize sales opportunities for the Products in the Territory. Distributor is responsible for Product presentations, demonstrations, registering new sales opportunities and the introduction of these new sales opportunities to Company. Distributor shall make no representations, warranties or guarantees with respect to the Products that are inconsistent with those made by Company in its Software License Agreement.

          (b) Quarterly Forecasts. No later than the tenth day of each new Company fiscal quarter, Distributor will provide to Company the "Quarterly Sales Registration Target Forecast" (Exhibit E) indicating sales registration target information for the quarter.


          (c) Special Programs. Within 60 days of execution of this agreement, and at the beginning of each calendar year while this agreement is in effect, Distributor will provide the Company with a plan for the calendar year of value added demand creation activities in which Distributor may engage and that are intended to create additional demand for the Company's Products ("Special Programs"). Such Special Programs may include, but not be limited to, Product bundling offers, Product training programs, or seminars featuring the Product. As soon as practical prior to the execution of any Special Program, Distributor will discuss the full nature, timing and scope of the Special Program with the Company and negotiate terms on which the Company can choose to participate in the Special Program. Terms shall include any sharing of costs for the Special Program and/or the applicable commission rate on which payments will be made to the Distributor for Qualified Billings that result directly from the Special Program per Section 3. Upon agreement and acceptance of the terms of the Special Program, an amendment to this Agreement solely for such Special Program will be made and signed by both parties. Notwithstanding the above, no party will be obligated to provide or participate in any Special Programs, unless an amendment to this Agreement for the Special Program has been signed.

7.     Distributor's Use of Marks.

          (a) License and Use. Distributor shall identify with the Marks any marketing, advertising or other materials in related advertising, marketing, and technical material, or on Distributor's Internet site where the Products are advertised or mentioned. Company hereby grants to Distributor a nonexclusive license to use the Marks as set forth in the preceding sentence. Distributor shall not remove or alter any trademark, copyright or other proprietary notices, legends, symbols or labels on the Products, and shall reproduce all such notices on any copies of the Products reproduced and distributed under this Agreement. Use of the Marks must comply with Company's then-current trademark usage guidelines. If Company determines that Distributor is using the Marks improperly, then Distributor must remedy the improper use within 10 days of notification from Company.

          (b) End User Agreements. Distributor shall notify Company of (i) any registrations or filings required to obtain intellectual property rights protection in Company's name for the Products in the Territory or (ii) any necessary government approvals with respect to this Agreement. Distributor shall assist Company to complete such filings or registrations or to obtain such government approvals, and shall enter into registered user agreements for the Marks as Company deems necessary. Company shall pay fees and expenses incurred in connection with such filings, registrations or approvals.

          (c) Ownership. Distributor acknowledges that Company is the owner of the Marks, and shall do nothing inconsistent with Company's ownership of the Marks. Distributor must acknowledge Company's ownership on any trademark application and or registration thereto. All use of the marks by Distributor will inure to the benefit of Company, and nothing in this Agreement grants to Distributor any right, title, or interest in the Marks other than the right to use the Marks in accordance with this Agreement.

8. Confidentiality. "Confidential Information" means any information disclosed by one party to the other pursuant to this Agreement, which is marked "Confidential," "Proprietary," or in some similar manner. Each party shall treat as confidential all Confidential Information of the other party, and shall not use such Confidential Information except to exercise its rights or perform its obligations under this Agreement and shall not disclose such Confidential Information to any third party. This paragraph will not apply to any Confidential Information that is generally known and available, or in the public domain through no fault of the receiver.

                                                       Synplicity Confidential

9. Limited Warranty. Pursuant to the Software License Agreement, Company makes a limited warranty to End Users with respect to the Products (the "Limited Warranty"). The Limited Warranty runs directly from Company to End Users (including Distributor's customers). DISTRIBUTOR SHALL NOT MAKE OR PASS ON TO ANY PARTY ANY CONDITIONS, WARRANTIES OR REPRESENTATIONS ON BEHALF OF COMPANY OTHER THAN OR INCONSISTENT WITH THE LIMITED WARRANTY OR THE PROVISIONS OF THIS
SECTION 9. EXCEPT FOR THE LIMITED WARRANTY REFERENCED ABOVE, COMPANY HEREBY DISCLAIMS ANY EXPRESS, IMPLIED OR STATUTORY WARRANTIES ON THE PRODUCTS, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR ANY STATUTORY WARRANTY AGAINST INFRINGEMENT.

10. Limitation of Liability. Company's sole liability and Distributor's sole remedy under the Limited Warranty and under this Agreement is limited to payment of any commissions due to Distributor. Distributor understands and agrees that in no event will Company be liable for the cost of procurement of substitute goods or for any special, incidental or consequential damage, whether for breach of warranty or otherwise. This limitation will apply notwithstanding any failure of essential purpose of any limited remedy.

11. Indemnification by Distributor. Distributor shall hold Company harmless against any claim arising from (i) Distributor or its agents' actions in registering sales opportunities under this Agreement, (ii) Distributor's failure to comply with its obligations under Section 9 (Limited Warranty), or (iii) Distributor's material breach of any of the terms and conditions of this Agreement (including in the Exhibits). Distributor shall pay any loss, expense, cost, liability or damage arising out of such claims.

12. Compliance with Laws. Distributor shall comply with (i) applicable export laws and regulations of any agency of the U.S. Government, (ii) the United States Foreign Corrupt Practices Act, and (iii) any other current, applicable laws, regulations and other legal requirements in its performance under this Agreement. Distributor shall ensure that any notices required by the U.S. Government agencies (including those required for procurement purposes under FAR and DFAR) or other agencies are included with the Products. Distributor represents and warrants that, as of the Effective Date, no currency control laws applicable in the Territory prevent the payment of any amounts due to Company under this Agreement. Distributor also represents and warrants that, to the best of Distributor's knowledge, the provisions of this Agreement, and the rights and obligations of the parties hereunder, are enforceable under the laws of the jurisdictions within the Territory.

13.  Dispute Resolution and Governing Law.

          (a) Any dispute arising out of or related to this Agreement shall be finally settled in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce. The arbitration shall take place in Santa Clara County, California, but the parties hereby agree to exclude any right of application or appeal to the courts in connection with any question of law arising in the course of the reference or out of the award. Each of the parties shall appoint one arbitrator and the two so nominated shall, in turn, choose a third arbitrator. If the arbitrators chosen by the parties cannot agree on the choice of the third arbitrator within a period of 30 days after their nomination, then the third arbitrator shall be appointed by the President of the International Chamber of Commerce.

          (b) The arbitration shall be conducted in the English language. Relevant documents in other languages shall be translated into English if the arbitrators so direct. The law of the State of California, U.S.A., excluding the Convention on Contracts for the International Sale of Goods and that body of law known as conflicts of laws, shall be the applicable substantive law. The applicable procedural law shall be the law of the place of arbitration. The parties agree that they will, before the hearing of any dispute, make discovery and disclosure of all materials relevant to the subject matter of such dispute.

          (c) A written transcript in English of the hearing will be made and furnished to the parties. Examination of witnesses by the parties and by the arbitrators will be permitted.

          (d) The arbitrators will decide in accordance with the terms of this Agreement and will take into account any appropriate international trade usages applicable to the transaction. The arbitrators will state the reasons upon which the award is based.

          (e) The award of the arbitrators will be final and binding upon the parties. Judgment upon the award may be entered in any court having jurisdiction. An application may be made to any such court for judicial acceptance of the award and an order of enforcement.

14. Support Requirements. Company and Distributor shall jointly provide support and other servicesand Distributor

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                                       5
shall participate in training as set forth in Support and Services (Exhibit D).

15.  Miscellaneous.

          (a) Entire Agreement. If any portion of this Agreement is held to be unenforceable, the remainder of this Agreement will remain valid. The terms and conditions of this Agreement (including the Exhibits, which are incorporated herein by reference) constitute the entire Agreement between the parties and supersede all previous agreements, whether oral or written, between the parties with respect to the subject matter hereof. Without limiting the above, all purchase orders will be governed by the terms and conditions of this Agreement notwithstanding any preprinted terms and conditions.

          (b) Title. Company retains title to the Products, and reserves all rights not explicitly granted.

          (c) No Waiver and Excusable Delays. A delay or failure by a party in its exercising its rights and remedies provided for in this Agreement is not and will not be a waiver of any right. No amendment or waiver of this Agreement will be binding unless it has been assented to in writing by both parties. Nonperformance is excused to the extent that it is rendered impossible by strike, fire, flood, earthquake, governmental acts or orders or restrictions, failure or suppliers or other circumstances in which the failure to perform is beyond the control and not caused by the negligence of the nonperforming party.

          (d) Notices and Assignment. This Agreement may not be assigned by Distributor, directly or indirectly, without Company's prior written consent. Subject to the preceding sentence, this Agreement will inure to the benefit of the parties' successors and assigns. All notices must be either sent registered or certified mail, return receipt requested, or served personally.

          (e) English Language. This Agreement is made in the English language, which language is controlling. Communications and notices must be in the English language.

                                                       Synplicity Confidential

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                                   EXHIBIT A
                                   SCHEDULES

Schedule 1: Definitions

(a) "End User" means any third party that obtains a Product solely to fulfill its own internal design development needs. Distributor is an End User with respect to its internal use of the Product.

(b) "Marks" means Company's trademarks and other identifying information identified in Schedule 2 below.

(c) "Maintenance" means services, including support and right to receive Updates and New Releases provided by Company to customers who have purchased the right to receive such services.

(d) "Maintenance Renewal" means an agreement by Company to provide Maintenance after the first year after a customer has purchased a license to the Products.

(e) "New Release" means a new release of the Product released by Company, which is identified by the numeral to the left of the first decimal point (e.g. a change from version 1.1 to 2.0).

(f) "Pre-Sales Registration" means information, including but not limited to contact information, provide to Company by Distributor regarding a sales opportunity for the Products.

(g) "Product(s)" means Company's software products listed on the Product List or its Updates or New Releases.

(h) "Proprietary Rights" means any and all rights with respect to patents, copyrights, trade secrets, moral rights, and other similar rights or interests in intellectual or industrial property.

(i)  "Qualified Billing" has the meaning set forth in Section 3(b).

(j) "Software License Agreement" means Company's standard license agreement pursuant to which End Users are granted the right to use a Product. Company's current Software License Agreement is attached as Exhibit C.

(k)  "Territory" means the area identified in Schedule 3.

(l) "Update" means a bug fix or minor enhancement to a Product, which is identified by the numeral to the right of the first decimal point in the Product (e.g., a change from version 1.1 to 1.2).

Schedule 2:  Marks
       Synplicity
       Synplify
       Simply Better Synthesis
       HDL Analyst
       Behavior Extracting Synthesis Technology
       Embedded Synthesis
       SCOPE
       B.E.S.T.
       Synthesis Constraints Optimization Environment
       HDL Partitioner
       HDL Floorplanner
       The Fast Synthesis Company
       Direct Synthesis Technology
       DST
       Synplicity's "S" Logo Design as shown:

                              [SYNPLICITY LOGO]

Schedule 3: Territory

       The United States and Canada.

Schedule 4: Term

(a)  Term: The term of this agreement shall be one year from the effective date.

(b) Renewal Procedure: This agreement may be renewed upon a written request 60 days in advance of the last day of the term.

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                                   EXHIBIT B

                                 PRODUCT LIST


Part Number                       Product Description
--------------------------------------------------------------------------------

PC Node-Locked (Win95,Win98 & WinNT)

SSPN         Synplify - All FPGA vendors
MSPN         Annual maintenance for Synplify - All FPGA vendor

SHPN         HDL Analyst Option to Synplify
MHPN         Annual maintenance for HDL Analyst Option

SSPN-AL      Synplify - Single Vendor (Altera Only)

MSPN-AL      Annual maintenance for Synplify - Single Vendor (Altera Only)


All-Platforms Floating (Win95, Win98, WinNT, Solaris & HPUX)

SSAF-AL      Synplify - Single Vendor (Altera Only) Floating 1
MSAF-AL      Annual maintenance for Synplify - Single Vendor (Altera Only)
             Floating

SSAF         Synplify - All FPGA vendors Floating 1
MSAF         Annual maintenance for Synplify - All FPGA Vendors Floating

SHAF         HDL Analyst Option to Synplify, Floating 2
MHAF         Annual maintenance for HDL Analyst Option, Floating


Upgrade Packages

SUPN-AL      Synplify Upgrade to all FPGA vendors from SSPN-AL
MUPN-AL      Annual maintenance for Synplify Upgrade from MSPN-AL


Notes
-----
1.  Batch capability is a standard feature in all Synplify floating licenses
    after release 5.0.   Batch is not included in the PC node-locked version.

2.  HDL Analyst floats in conjunction with a Synplify license.   When a user
    runs Synplify with HDL Analyst, both licenses (Synplify & HDL Analyst) are checked out until the Synplify program is exited.

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                                   EXHIBIT C

                     SYNPLICITY SOFTWARE LICENSE AGREEMENT

     This is a legal agreement between the you, the user ("Licensee") and Synplicity, Inc. ("Synplicity") regarding the software program attached to or enclosed with this software license agreement (the "Software"). By clicking the button below marked "Yes", by opening the packaging of the Software, or by installing or using the Software, Licensee agrees to be bound by the terms of this Software License Agreement (the "Agreement"). If Licensee is obtaining an update, then the term "Software" also includes, and the terms and conditions of this Agreement also apply to, any pre-existing software and data provided within earlier Software releases, to the extent such earlier software and data is retained by, embodied in or in any way used or accessed by the upgraded Software
provided with this Agreement.   If Licensee does not agree to the terms of this
Agreement, then click on the button marked "No" to terminate the download or install process, and (if you have a copy) return the Software and any accompanying items to the place from which you obtained them.

License. Synplicity grants to Licensee, a nonexclusive right to use the SOFTWARE on one computer system or on a networked computer system, using only the number of nodes for which Licensee has a license and for which Licensee has the security key(s) or authorization code(s) provided by Synplicity or its agents. All SOFTWARE must be used within the country for which the systems were licensed and must be located at a single site (within a one-kilometer radius.)

Copy Restrictions. This SOFTWARE and documentation is protected by United States copyright laws and international treaty provisions. Unauthorized copying of the SOFTWARE in whole or in part is expressly forbidden. Subject to these restrictions, Licensee may (i) load the SOFTWARE onto one computer to support authorized use and (ii) make one copy of the SOFTWARE solely for backup purposes, provided Licensee includes all copyright and trademark notices on the back-up copy. Licensee may not copy any part of the documentation, nor modify, adapt, translate into any language, or create derivative works based on the documentation without the prior written consent of Synplicity.

Ownership of the SOFTWARE. Synplicity retains all right, title, and interest in the SOFTWARE and documentation (and any copy thereof), and reserves all rights not expressly granted to Licensee. This License is not a sale of the original SOFTWARE or of any copy.

Use Restrictions. This SOFTWARE is licensed to Licensee for internal use only. Licensee acknowledges that the scope of the licenses granted hereunder do not permit Licensee (and Licensee shall not allow any third party) to: (i) decompile, disassemble, reverse engineer or attempt to reconstruct, identify or discover any source code, underlying ideas, underlying user interface techniques or algorithms of the SOFTWARE by any means whatever, or disclose any of the foregoing; (ii) provide, lease, lend, use for timesharing or service bureau purposes, or otherwise use or allow others to use the SOFTWARE for the benefit of third parties; (iii) modify, incorporate into or with other software, or create a derivative work of any part of the SOFTWARE; (iv) disclose the results of any benchmarking of the SOFTWARE, or use such results for its own competing software development activities, without the prior written permission of Synplicity; or (v) attempt to circumvent any user limits, maximum gate count limits or other license, timing or use restrictions that are built in to the Software.

Transfer Restrictions. Licensee shall not sublicense, transfer or assign this Agreement or any of the rights or licenses granted under this Agreement, except in the case of a merger or sale of all or substantially all of Licensee's assets.

Ownership of Design Techniques. "Design" means the representation of an electronic circuit or device(s), derived or created by Licensee through the use of the SOFTWARE in its various formats, including, but not limited to, equations, truth tables, schematic diagrams, textual descriptions, hardware description languages, and netlists. "Design Techniques" means the Synplicity-supplied data, circuit and logic elements, libraries, algorithms, search strategies, rule bases, and technical information incorporated in the SOFTWARE and employed in the process of creating Designs. Synplicity retains all right, title and interest in and to Design Techniques incorporated into the SOFTWARE, including all intellectual property rights embodied therein. Licensee acknowledges that Synplicity is in the business of licensing SOFTWARE which incorporates Design Techniques. Licensee agrees that in the event Licensee voluntarily discloses any design techniques to Synplicity without designating such as Licensee's Confidential Information, Synplicity shall have the unrestricted, royalty-free right to incorporate such design techniques into its software, documentation and other products, and to sublicense third parties to use such incorporated design techniques.

Protection of Confidential Information. "Confidential Information" means (i) the SOFTWARE, in object and source code form, and any related technology, idea, algorithm or information contained therein, including without limitation Design Techniques, and any trade secrets related to any of the foregoing; (ii) either party's product plans, Designs, costs, prices and names; non-published financial information; marketing plans; business opportunities; personnel; research; development or know-how; (iii) any information designated by the disclosing party as confidential in writing or, if disclosed orally, designated as confidential at the time of disclosure and reduced to writing and designated as confidential in writing within thirty (30) days; and (iv) the terms and conditions of this Agreement; provided, however that "Confidential Information" will not include information that: (a) is or becomes generally known or available by publication, commercial use or otherwise through no fault of the receiving party; (b) is known and has been reduced to tangible form by the receiving party at the time of disclosure and is not subject to restriction; (c) is independently developed by the receiving party without use of the disclosing party's Confidential Information; (d) is lawfully obtained from a third party who has the right to make such disclosure; and (e) is released for publication by the disclosing party in writing.

Each party will protect the other's Confidential Information from unauthorized dissemination and use with the same degree of care that each such party uses to protect its own like information. Neither party will use the other's Confidential Information for purposes other

                                                         Synplicity Confidential
than those necessary to directly further the purposes of this Agreement. Neither party will disclose to third parties the other's Confidential Information without the prior written consent of the other party.

Termination. Synplicity may terminate this Agreement in the event of breach or default by Licensee. Upon termination Licensee will relinquish all rights under this Agreement, and must cease using the SOFTWARE and return or destroy all copies (and partial copies) of the SOFTWARE and documentation.

Export. Licensee agrees not to allow the Synplicity SOFTWARE to be sent or used in any country except in compliance with applicable U.S. laws and regulations.

Limited Warranty and Disclaimer. Synplicity warrants (i) that the SOFTWARE will perform substantially in accordance with the accompanying documentation for a period of ninety (90) days from the date of receipt, and (ii) that the SOFTWARE will be able to accurately process date data (including, but not limited to, calculating, comparing, and sequencing) from, into and between the twentieth and twenty-first centuries, provided that it is used in accordance with the product documentation provided by Synplicity, that all associated products (such as hardware, software, firmware and the like) used in combination with the SOFTWARE properly exchange date data with it, and that Licensee is covered under a services or maintenance agreement with Synplicity regarding the SOFTWARE. Synplicity's entire liability and Licensee's exclusive remedy for a breach of the preceding limited warranties shall be, at Synplicity's option, either (a) return of the license fee, or (b) providing a fix, patch, work-around, or replacement of the SOFTWARE that does not meet such limited warranty. In either case, Licensee must return the SOFTWARE to Synplicity with a copy of the purchase receipt or similar document. Any replacement will be warranted for the remainder of the original warranty period or 30 days, whichever is longer. Some states/jurisdictions do not allow limitations on duration of an implied warranty, so the above limitation may not apply. EXCEPT AS EXPRESSLY SET FORTH ABOVE, NO OTHER WARRANTIES OR CONDITIONS, EITHER EXPRESS OR IMPLIED, ARE MADE BY SYNPLICITY WITH RESPECT TO THE SOFTWARE AND THE ACCOMPANYING DOCUMENTATION (STATUTORY OR OTHERWISE), AND SYNPLICITY EXPRESSLY DISCLAIMS ALL WARRANTIES AND CONDITIONS NOT EXPRESSLY STATED HEREIN, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, NONINFRINGEMENT, AND FITNESS FOR A PARTICULAR PURPOSE. SYNPLICITY DOES NOT WARRANT THAT THE FUNCTIONS CONTAINED IN THE SOFTWARE WILL MEET LICENSEE'S REQUIREMENTS, BE UNINTERRUPTED OR ERROR FREE, OR THAT ALL DEFECTS IN THE PROGRAM WILL BE CORRECTED. Licensee assumes the entire risk as to the results and performance of the SOFTWARE. Some states/jurisdictions do not allow the exclusion of implied warranties, so the above exclusion may not apply.

Limitation of Liability. LICENSEE AGREES THAT IN NO EVENT SHALL SYNPLICITY OR ITS AGENTS BE LIABLE FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTIONS, LOSS OF BUSINESS INFORMATION, OR OTHER PECUNIARY LOSS) ARISING OUT OF THE USE OF OR INABILITY TO USE THESE SYNPLICITY PRODUCTS, EVEN IF SYNPLICITY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. In no event will Synplicity be liable to Licensee for damages in an amount greater than the fees paid for the use of the SOFTWARE. Some states/jurisdictions do not allow the limitation or exclusion of incidental or consequential damages, so the above limitations or exclusions may not apply.

Intellectual Property Right Infringement. In the event that a claim alleging infringement of an intellectual property right arises concerning the SOFTWARE (including but not limited to patent, trade secret, copyright or trademark rights), Synplicity in its sole discretion may elect to defend or settle such claim. Synplicity in the event of such a claim may also in its sole discretion elect to terminate this Agreement and all rights to use the SOFTWARE, and require the return or destruction of the SOFTWARE, with a refund of the fees paid for use of the SOFTWARE less a reasonable allowance for use and shipping.

Miscellaneous. If Licensee is a corporation, partnership or similar entity, then the license to the Software that is granted under this Agreement is expressly conditioned upon acceptance by a person who is authorized to sign for and bind the entity. This Agreement is the entire agreement between Licensee and Synplicity with respect to the license to the SOFTWARE, and supersedes any previous oral or written communications or documents (including, if you are obtaining an update, any agreement that may have been included with the initial version of the Software). This Agreement is governed by the laws of the State of California, USA. This Agreement will not be governed by the U.N. Convention on Contracts for the International Sale of Goods. If any provision of this Agreement is found to be invalid or unenforceable, it will be enforced to the extent permissible and the remainder of this Agreement will remain in full force and effect. Failure to prosecute a party's rights with respect to a default hereunder will not constitute a waiver of the right to enforce rights with respect to the same or any other breach.

Government Users. Use, reproduction, release, modification, or disclosure of this commercial computer software, or of any related documentation of any kind, is restricted in accordance with FAR 12.212 and DFARS 227.7202, and further restricted by this License Agreement. Synplicity, Inc., 610 Caribbean Drive, Sunnyvale, CA 94089, U.S.A.

                                                         Synplicity Confidential

                                   EXHIBIT D

                              SUPPORT AND SERVICES


All support and services in this Agreement are provided pursuant to the Terms and Conditions of the Authorized Distributor Agreement, to which this is attached and into which it is incorporated by reference.

1. Support Obligations of Distributor. Distributor will provide initial presentation, installation assistance, and first level pre-sales technical assistance.

2. Support Obligations of Company. Company will provide second-level pre-sales support and all post-sales support through its Corporate Applications Group.

3. Upgrades. Company shall provide End User customers with Updates and New Releases as Company deems appropriate

4. Training. Distributor will coordinate technical and sales training on Company Products and services at least twice during the term of this Agreement. The location of such training shall be determined by Distributor. The allocated amount of training time will be reasonable and appropriate in Company's judgment, all such training will be in English, and Distributor will bear all travel and living expenses for such personnel sent by Company for training. Periodic training to maintain or increase technical competence on Company Products may be provided from time to time by Company. Distributor's personnel will attend this periodic training, as reasonably requested by Company, and Distributor shall bear all related travel and living expenses.

                                                         Synplicity Confidential

                                   EXHIBIT E
Synplicity, Inc.
610 Caribbean Drive
Sunnyvale, CA 94089
Phone:   408/548-6000
Fax:   408/548-0050

                  QUARTERLY SALES REGISTRATION TARGET FORECAST


Complete and return this form to Synplicity headquarters by the tenth day of the current quarter.

Distributor:  __________________________________________


For Quarter:   [_] Jan-March   [_] Apr-June    [_] July-Sept     [_] Oct-Dec



Year:    _______________________


Territory:    __________________

Sales Registration target for Quarter:   ______________



Agreed:                        Agreed:

Distributor                    Synplicity

_________________________      ___________________________
Name                           Name

_________________________      ___________________________
Signature                      Signature

_________________________      ___________________________
Date                           Date

                                                         Synplicity Confidential

                                   EXHIBIT F

                              REGISTRATION PROCESS


(i) Registrations shall be managed by designated Company employee, Sandra Larrabee.

(ii) All Registrations shall be submitted to Company through the designated e-mail account: sandra@synplicity.com, by fax at: 408-548-0051, or via
                   ---------------------
     Company's distribution web page:  www.synplicity.com/Wyle
                                       -----------------------


                                                         Synplicity Confidential

                                   EXHIBIT G
                                   ---------

                  DESIGN FORECAST/REGISTRATION REPORTING FORM
                  -------------------------------------------

     MANUFACTURER                                                                    REGISTRATION NUMBER
----------------------                   -------                                   --------------------------------------
| SYNPLICITY         |                   | [_] |  Product Liability Concern        |                                    |
----------------------                   -------  (check if applicable)            --------------------------------------
                                                                                   | Date Approved:                     |
                                                                                   --------------------------------------
                                                                                   | Expires:                           |
Date Submitted: ____________________                                               --------------------------------------
Accepted By: _______________________     Date: ___________________________         | Renewal Date:                      |
Rejected By: _______________________     Date: ___________________________         --------------------------------------
Reason: ______________________________________________________________________________________________________

------------------------------------------------------------------------------------------------------------------------------------
|          DISTRIBUTOR                     LOCATION:                                            TRACKING NUMBER                    |
| ------------------------------                                                     --------------------------------------        |
| |                            |                                                     |                                    |        |
| ------------------------------                                                     --------------------------------------        |
|  Technical Sales Engineer:                            Phone:                               Pgr:                                  |
|                                                                                                                                  |
|               Salesperson:                            Phone:                               Pgr:                                  |
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
|   CUSTOMER INFORMATION                                            DISTRIBUTOR       ---------------------------------------      |
|   --------------------                                            ACCOUNT NUMBER    |                                     |      |
|Company:                                                                             ---------------------------------------      |
|Address:                                                                                           Manufacturer                   |
|   City:                       State:                Country:         Zip:                        Account Number                  |
|Manufacturer Salesperson:                                 Phone:                     ---------------------------------------      |
|Manufacturer FAE:                                         Phone:                     |                                     |      |
|                                                                                     ---------------------------------------      |
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
|    PROJECT INFORMATION                                                                                                           |
|    -------------------                                                                                                           |
|             Project Name:                                  Status:                       Prototype Date:                         |
|               Board Name:                                   Units:                      Production Date:                         |
|                                                           Quantity                    Expected or Actual                         |
|              Description:                                                                                                        |
|         Project Engineer:                           Phone:                          Ext:                                         |
|      Additional Engineer:                           Phone:                          Ext:                                         |
|       Purchasing Contact:                           Phone:                          Ext:                                         |
|  -----------------------------------------------------------------------------------------------------------------------------   |
|  |  PART NUMBER FOR REGISTRATION                                                                                             |   |
|  |  ----------------------------                                                                                             |   |
|  |                                                                             Joint Visit Date: ________________________    |   |
|  |                        *R=Registrable  A=Associated                                                                       |   |
|  |  -----------------------------------------------------------------------------------------------------------------------  |   |
|  |  | Part Number      |  R  |  A  | Description          | A.S.P     | Qty/Sys | Value/1st Yr Prod  | Registration level |  |   |
|  |  -----------------------------------------------------------------------------------------------------------------------  |   |
|  |  |                  | [_] | [_] |                      |           |         |                    |                    |  |   |
|  |  -----------------------------------------------------------------------------------------------------------------------  |   |
|  |  |                  | [_] | [_] |                      |           |         |                    |                    |  |   |
|  |  -----------------------------------------------------------------------------------------------------------------------  |   |
|  |  |                  | [_] | [_] |                      |           |         |                    |                    |  |   |
|  |  -----------------------------------------------------------------------------------------------------------------------  |   |
|  |  |                  | [_] | [_] |                      |           |         |                    |                    |  |   |
|  |  -----------------------------------------------------------------------------------------------------------------------  |   |
|  |                    Competition:                                                                                           |   |
|  |          Comments/Action Items:                                                                                           |   |
|  |                                                                                                                           |   |
|  |    DEVELOPMENT SYSTEM/METRIC                                                                                              |   |
|  |  -----------------------------------------------------------------------------------------------------------------------  |   |
|  |  | Part Number       | Description                     | Price     | Qty     | Value              | Comments           |  |   |
|  |  -----------------------------------------------------------------------------------------------------------------------  |   |
|  |  |                   |                                 |           |         |                    |                    |  |   |
|  |  -----------------------------------------------------------------------------------------------------------------------  |   |
|  |                                                                                                                           |   |
|  |                                                                       --------------------------------------              |   |
|  |                                                                       |  1st Yr. Production                |              |   |
|  |                                                                       --------------------------------------              |   |
|  |                                                          Total Value  |                                    |              |   |
|  |                                                                       --------------------------------------              |   |
|  -----------------------------------------------------------------------------------------------------------------------------   |
-----------------------------------------------------------------------------------------------------------------------------------
        Win Date                                  Bonus Earned                                            Debit Number
  ---------------------    -----------------------------------------------------------------     -------------------------------
  |                   |    | Design                      | Production                      |     |                              |
  ---------------------    -----------------------------------------------------------------     -------------------------------

                                   ADDENDUM 2
                                   ----------
                                       TO
                                       --
                             DISTRIBUTOR AGREEMENT
                             ---------------------
                 BETWEEN SYNPLICITY, INC. AND WYLE ELECTRONICS
                 ---------------------------------------------


     This Addendum No. 2 to the Distributor Agreement dated April 1, 1999 is made by and between Synplicity, Inc., having its principal place of business at 935 Stewart Drive, Sunnyvale, California 94086 and Wyle Electronics, having its principal place of business at 15370 Barranca Parkway, Irvine, California 92618.


 . Section 3 (e), Amount of Commission, shall be deleted in its entirety and replaced with the following:

     Company shall pay to Distributor a commission of [***]% of Certify Qualified Billings collected by Company and [***]% of Synplify and HDL Analyst Qualified Billings collected by Company, except in connection with Special Programs as discussed in Section 6 (c) on which the commission rate on Qualified billings resulting directly form such Special Programs will be the rate agreed to by the parties in writing for that Special Program. Additionally, Company shall pay to Distributor a commission of [***]% of Synplify Pro and Amplify Qualified Billings collected by Company provided the account design team or site is not an existing Synplify customer of Company.

     Payments due to Distributor will be made 30 days after each of Company's fiscal quarter end, based on Qualified billings collected during the most recent fiscal quarter. Additionally, Company shall pay [***] dollars ($[***]) per Synplify license and [***] dollars ($[***]) for each Certify, Amplify and Synplify Pro license included in each Qualified Billing directly to Distributor's Technical Sales Engineer responsible for such Qualified Billing.


 . Exhibit A, Schedule 2: Marks, shall be deleted in its entirety and replaced with the following:

   Schedule 2:  Marks
     Synplicity's "S" Logo as shown:      [LOGO]
     Synplicity(R)
     Synplify(R)
     Simply Better Synthesis(R)
     HDL Analyst(TM)
     B.E.S.T.(TM)
     Behavior Extracting Synthesis Technology(TM)
     SCOPE(TM)
     Synthesis Constraints Optimization Environment(TM)
     Direct Synthesis Technology(TM)
     DST(TM)
     Certify(TM)
     Amplify(TM)
     Partition-Driven Synthesis(TM)


 . Exhibit B, Product List, shall be deleted in its entirety and replaced with the following:

[***] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   Exhibit B

                                 Product list

--------------------------------------------------------------------------------
Part Number                      Description
--------------------------------------------------------------------------------
Certify
--------------------------------------------------------------------------------
SCAF         Certify, Floating on all Computer Platforms
MCAF         Annual Maintenance for Certify
--------------------------------------------------------------------------------
Synplify
--------------------------------------------------------------------------------
SSPN-AL      Synplify, PC Node-Locked, Vendor Altera Only
MSPN-AL      Annual Maintenance, Synplify, PC Node-Locked, Vendor Altera Only
SSPN         Synplify, PC Node-Locked
MSPN         Annual Maintenance, Synplify, PC Node-Locked
SSAF-AL      Synplify, Floating, Vendor Altera Only
MSAF-AL      Annual Maintenance for Synplify, Floating, Vendor Altera Only
SSAF         Synplify, Floating
MSAF         Annual Maintenance, Synplify, Floating
--------------------------------------------------------------------------------
HDL Analyst
--------------------------------------------------------------------------------
SHPN         HDL Analyst Option, PC Node-Locked
MHPN         Annual Maintenance, HDL Analyst, PC Node-Locked
SHAF         HDL Analyst Option, Floating (floats with Synplify)
MHAF         Annual Maintenance, HDL Analyst, Floating (floats with Synplify)
--------------------------------------------------------------------------------
Synplify & HDL Analyst, Upgrade Packages
--------------------------------------------------------------------------------
SUPN         Upgrade from single-vendor PC-locked Synplify to support all FPGA vendors (PC-Locked license)
XSAF         Synplify (All-vendors) upgrade to floating from PC Node-Locked
SUAF         Synplify (Single vendor) upgrade to support all FPGA vendors
              (floating)
XSPN         Synplify (Single vendor) upgrade to support Single Vendor
              (floating)
XHAF         HDL Analyst, Upgrade to Floating from PC Node-Locked
--------------------------------------------------------------------------------
Synplify Pro
--------------------------------------------------------------------------------
SPAF         Synplify Pro Floating (All Vendors)
SPAF-AL      Synplify Pro Floating Single Vendor
SPPN         Synplify Pro for PC (All Vendors)
SPPN-AL      Synplify Pro for PC (Single Vendor)  REQUIRES SAPN-AL
MPAF         Synplify Pro Floating (All Vendors), Annual Maint.
MPAF-AL      Synplify Pro Floating Single Vendor, Annual Maint.
MPPN         Synplify Pro for PC (All Vendors), Annual Maint.
MPPN-AL      Synplify Pro for PC (Single Vendor), Annual Maint. REQUIRES MAPN-AL
--------------------------------------------------------------------------------
Amplify Physical Optimizer (Requires Synplify Pro)
--------------------------------------------------------------------------------
SAAF-AL      Amplify Physical Optimizer, Floating, Altera Only
SAPN-AL      Amplify Physical Optimizer for PC, Altera Only
MAAF-AL      Amplify Physical Optimizer, Floating, Altera Only, Annual Maint.
MAPN-AL      Amplify Physical Optimizer for PC, Altera Only, Annual Maint.
--------------------------------------------------------------------------------

Except as amended herewith, all other paragraphs of the Synplicity, Inc. Distributor Agreement shall continue in full force and effect. In the event of any conflict between the Distributor Agreement and this Addendum 2, the provisions of this Addendum 2 shall prevail.

The parties hereto have executed this Addendum with an effective date of July 1, 2000.

SYNPLICITY, INC.                            WYLE ELECTRONICS


----------------------------------          ------------------------------------
Signature                                   Signature


Douglas S. Miller
----------------------------------          ------------------------------------
Printed Name                                Printed Name


Vice President Finance, CFO
----------------------------------          ------------------------------------
Title                                       Title



----------------------------------          ------------------------------------
Date                                        Date